INCOME TAXES - Deferred Tax Assets (Details)	Dec. 31, 2020 USD ($)
Deferred tax assets:
Net operating loss carryforward	$ 34,990
Unrealized loss on marketable securities	6,924
Total deferred tax assets	41,914
Valuation Allowance	(41,914)
Deferred tax assets, net of allowance	$ 0